                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 8 of 10 Pages


                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 8 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

Dated:  March 18, 2002



            *
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Robert H. Benmosche

            *
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Curtis H. Barnette

            *
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Gerald Clark

            *
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Joan Ganz Cooney

            *
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John C. Danforth

            *
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Burton A. Dole, Jr.

            *
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James R. Houghton

            *
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Harry P. Kamen

            *
--------------------------------------------
Helene L. Kaplan

            *
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Catherine R. Kinney

                                  SCHEDULE 13D

CUSIP No. 59156R108                                           Page 9 of 10 Pages






            *
--------------------------------------------
Charles M. Leighton

            *
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Allen E. Murray

            *
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Stewart G. Nagler

            *
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John J. Phelan, Jr.

            *
--------------------------------------------
Hugh B. Price

            *
--------------------------------------------
William C. Steere, Jr.



      * By  /s/ Gwenn L. Carr
            ---------------------------------------
            Gwenn L. Carr
            Attorney-in-fact